Acquisition	12 Months Ended
Dec. 31, 2012
Acquisition
25.	Acquisition

Penson Futures

On June 1, 2012, the Company completed the acquisition of certain assets and assumption of certain liabilities of Penson Futures, the futures division of Penson for $5.0 million in cash and a potential earn-out based on future performance of $3.7 million. During the fourth quarter of 2012, the fair value of the earn-out was subsequently adjusted downward to $3.5 million and a $0.2 million benefit to Other expense was recorded in the Company’s Consolidated Statements of Operations.

Goodwill and intangible assets recognized was $5.9 million. All of the goodwill from this transaction is expected to be deductible for income tax purposes. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed (in thousands):

Cash	$5,000
Fair value of earn-out	3,700

Recorded purchase price	$8,700

Cash	$1,732
Segregated cash and securities	120,641
Receivable from brokers, dealers and clearing organizations	360,493
Goodwill	2,417
Intangible assets	3,500
Other assets	4,695
Payable to customers	(472,162)
Accrued expenses and other liabilities	(12,616)

Purchase of business	$8,700

Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.